GOLDEN EMPIRE, LLC

INDEX

Report of Independent Registered Public Accounting Firm	F-2

Financial Statements:

Balance Sheet at December 31, 2009	F-3

Statement of Operations –
For the period from November 30, 2009 (Inception) to December 31, 2009	F-4

Statement of Changes in Members’ Deficit –
For the period from November 30, 2009 (Inception) to December 31, 2009	F-5

Statement of Cash Flows –
For the period from November 30, 2009 (Inception) to December 31, 2009	F-6

Notes to Financial Statements	F-7 to F-11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members
Golden Empire, LLC

We have audited the accompanying balance sheet of Golden Empire, LLC (A Limited Liability Company) as of December 31, 2009, and the related statements of operations, changes in members’ deficit and cash flows for the period from November 30, 2009 (Inception) to December 31, 2009.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Golden Empire, LLC as of December 31, 2009, and its results of operations and cash flows for the period from November 30, 2009 (Inception) to December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ J.H. Cohn LLP
Jericho, New York
October 5, 2010

GOLDEN EMPIRE, LLC
BALANCE SHEET
December 31, 2009

ASSETS
CURRENT ASSETS:
Advances receivable	$15,386

Total Assets	$15,386

LIABILITIES AND MEMBERS' DEFICIT

CURRENT LIABILITIES:
Loan payable - related party	$30,435
Due to related party	15,502

Total Liabilities	45,937

MEMBERS' DEFICIT:
Members' interest	22,500
Accumulated deficit	(53,051)

Total Members' Deficit	(30,551)

Total Liabilities and Members' Deficit	$15,386

See accompanying notes to financial statements.

GOLDEN EMPIRE, LLC
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM NOVEMBER 30, 2009 (INCEPTION) TO DECEMBER 31, 2009

Net revenues	$-

Operating expenses:
Live events expenses	2,000
Sales and marketing expenses	7,800
General and administrative expenses	43,251

Total operating expenses	53,051

Net loss	$(53,051)

See accompanying notes to financial statements.

GOLDEN EMPIRE, LLC
STATEMENT OF CHANGES IN MEMBERS' DEFICIT
FOR THE PERIOD FROM NOVEMBER 30, 2009 (INCEPTION) TO DECEMBER 31, 2009

			Total
	Members'	Accumulated	Members'
	Interest	Deficit	Deficit

Balance, November 30, 2009 (Inception)	$-	$-	$-

Members' contribution	22,500	-	22,500

Net loss	-	(53,051)	(53,051)

Balance, December 31, 2009	$22,500	$(53,051)	$(30,551)

See accompanying notes to financial statements.

GOLDEN EMPIRE, LLC
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM NOVEMBER 30, 2009 (INCEPTION) TO DECEMBER 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(53,051)
Adjustments to reconcile net loss to net cash
used in operating activities:
Contributed member services	22,500
Changes in operating assets and liabilities:
Advances receivable	(15,386)

NET CASH USED IN OPERATING ACTIVITIES	(45,937)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loan payable - related party	30,435
Proceeds from related party advances	15,502

NET CASH PROVIDED BY FINANCING ACTIVITIES	45,937

NET INCREASE IN CASH	-

CASH - beginning of period	-

CASH - end of year	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$-
Income taxes	$-

See accompanying notes to financial statements.

GOLDEN EMPIRE, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Golden Empire, LLC (the “Company”), a New Jersey limited liability company, was formed and commenced operations on November 30, 2009. The Company is an entertainment company, principally engaged in the production and promotion of music and sporting events. For the period from November 30, 2009 (Inception) to December 31, 2009, the Company had no revenues and recorded a limited number of transactions related to the commencement of its operations.  The liability of the members of the Company is limited to the members’ total capital contributions.

Basis of presentation

The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP").

Use of estimates

In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet, and revenues and expenses for the period then ended.  Actual results may differ significantly from those estimates.

Cash and cash equivalents

The Company considers all highly liquid investments purchased with a maturity of three months or less when acquired to be cash equivalents. The Company places its cash with a high credit quality financial institution. The Company’s account at this institution is insured by the Federal Deposit Insurance Corporation ("FDIC") up to $250,000. For the period ended December 31, 2009, the Company had no cash and cash equivalents. To reduce its risk associated with the failure of such financial institution, the Company evaluates at least annually the rating of the financial institution in which it holds deposits.

Fair value of financial instruments

 The Company adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures”, for assets and liabilities measured at fair value on a recurring basis. ASC 820 establishes a common definition for fair value to be applied to existing US GAAP that require the use of fair value measurements which establishes a framework for measuring fair value and expands disclosure about such fair value measurements.

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Additionally, ASC 820 requires the use of valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. These inputs are prioritized below:

Level 1:	Observable inputs such as quoted market prices in active markets for identical assets or liabilities
Level 2:	Observable market-based inputs or unobservable inputs that are corroborated by market data
Level 3:	Unobservable inputs for which there is little or no market data, which require the use of the reporting entity’s own assumptions.

The carrying amounts reported in the balance sheet for due to related party approximate their estimated fair market value based on the short-term maturity of this instrument. The carrying amount of the loan payable - related party at December 31, 2009, approximate their respective fair value based on the Company’s incremental borrowing rate.

GOLDEN EMPIRE, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In addition, FASB ASC 825-10-25 “Fair Value Option” was effective for January 1, 2008. ASC 825-10-25 expands opportunities to use fair value measurements in financial reporting and permits entities to choose to measure many financial instruments and certain other items at fair value. The Company did not elect the fair value options for any of its qualifying financial instruments.

Accounts receivable

The Company has a policy of reserving for questionable accounts based on its best estimate of the amount of probable credit losses in its existing accounts receivable.  The Company periodically reviews its accounts receivable to determine whether an allowance is necessary based on an analysis of past due accounts and other factors that may indicate that the realization of an account may be in doubt.  Account balances deemed to be uncollectible are charged to bad debt expense after all means of collection have been exhausted and the potential for recovery is considered remote.

Advances receivable

Advances receivable represent cash paid in advance to athletes for their training. The Company has the right to offset the advances against the amount payable to such athletes for their future sporting events. The amounts advanced under such arrangements are short-term in nature which totaled $15,386 as of December 31, 2009.

Property and equipment

Property and equipment are carried at cost. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized.  When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition.  The Company examines the possibility of decreases in the value of fixed assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable. Depreciation is calculated on a straight-line basis over the estimated useful life of the assets.

Impairment of long-lived assets

Long-lived assets of the Company are reviewed for impairment whenever events or circumstances indicate that the carrying amount of assets may not be recoverable. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. The Company did not consider it necessary to record any impairment charges during the period ended December 31, 2009.

Income taxes

The Company is organized as a limited liability company whereby elements of income taxation including income, expense, credits and allowances of the Company are reflected in a proportional basis on the members’ individual income tax returns. Accordingly, there is no provision for income taxes in these financial statements.

GOLDEN EMPIRE, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue recognition

The Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured.

The Company will earn revenue primarily from live event ticket sales, sponsorship, advertising, concession fees, television rights fee and pay per view fees for events broadcast on television or cable.

The following policies reflect specific criteria for the various revenues streams of the Company:

•
Revenue from ticket sales are recognized when the event occurs. Advance ticket sales and event-related revenues for future events are deferred until earned, which is generally once the events are conducted. The recognition of event-related expenses is matched with the recognition of event-related revenues.

•	Revenue from sponsorship, advertising and television/cable distribution agreements is recognized in accordance with the contract terms, which are generally at the time events occur.

•	Revenues from the sale of products are recognized at the point of sale at the live event concession stands.

Cost of revenue

Costs related to live events are recognized when the event occurs. Event costs paid prior to an event are capitalized to prepaid costs and then charged to expense at the time of the event. Cost of other revenue streams are recognized at the time the related revenues are realized.

Advertising

Advertising is expensed as incurred and is included in sales and marketing expenses on the accompanying statement of operations.  Such expenses for the period from November 30, 2009 (Inception) to December 31, 2009 totaled $7,800.

Stock - based compensation

Stock - based compensation is accounted for based on the requirements of the Share-Based Payment Topic of ASC 718 which requires recognition in the financial statements of the cost of employee and director services received in exchange for an award of equity instruments over the period the employee or director is required to perform the services in exchange for the award (presumptively, the vesting period). The FASB ASC also requires measurement of the cost of employee and director services received in exchange for an award based on the grant-date fair value of the award.

Pursuant to ASC Topic 505-50, for share-based payments to consultants and other third-parties, compensation expense is determined at the “measurement date.” The expense is recognized over the vesting period of the award. Until the measurement date is reached, the total amount of compensation expense remains uncertain. The Company initially records compensation expense based on the fair value of the award at the reporting date. The awards to consultants and other third-parties are then revalued, or the total compensation is recalculated based on the then current fair value, at each subsequent reporting date.

GOLDEN EMPIRE, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Related parties

Parties are considered to be related to the Company if the parties directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company discloses all related party transactions. All transactions shall be recorded at fair value of the goods or services exchanged. Property purchased from a related party is recorded at the cost to the related party and any payment to or on behalf of the related party in excess of the cost is reflected as a distribution to related party.

Recent accounting pronouncements

In June 2009, the FASB issued ASC Topic 810-10, “Amendments to FASB Interpretation No. 46(R)”. This updated guidance requires a qualitative approach to identifying a controlling financial interest in a variable interest entity (“VIE”), and requires ongoing assessment of whether an entity is a VIE and whether an interest in a VIE makes the holder the primary beneficiary of the VIE. ASC Topic 810-10 is effective for annual reporting periods beginning after November 15, 2009. The adoption of ASC Topic 810-10 did not have a material impact on the results of operations and financial condition.

In October 2009, the FASB issued Accounting Standards Updates (“ASU”) No. 2009-13, “Multiple-Deliverable Revenue Arrangements.” The ASU establishes the accounting and reporting guidance for arrangements including multiple revenue-generating activities and provides amendments to the criteria for separating deliverables, measuring and allocating arrangement consideration to one or more units of accounting. The amendments in this ASU also establish a selling price hierarchy for determining the selling price of a deliverable. Significantly enhanced disclosures are also required to provide information about a vendor’s multiple-deliverable revenue arrangements, including information about the nature and terms, significant deliverables, and its performance within arrangements. The amendments also require providing information about the significant judgments made and changes to those judgments and about how the application of the relative selling-price method affects the timing or amount of revenue recognition. The amendments in this ASU are effective prospectively for revenue arrangements entered into or materially modified in the fiscal years beginning on or after June 15, 2010. The adoption of this standard will not have a material impact on the Company’s financial statements.

In January 2010, the FASB issued ASU No. 2010-06, “Improving Disclosures about Fair Value Measurements” an amendment to ASC Topic 820, “Fair Value Measurements and Disclosures.”  This amendment requires an entity to: (i) disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers and (ii) present separate information for Level 3 activity pertaining to gross purchases, sales, issuances and settlements.  ASU No. 2010-06 is effective for the Company for interim and annual reporting beginning after December 15, 2009, with one new disclosure effective after December 15, 2010. The adoption of ASU No. 2010-06 did not have a material impact on the Company’s results of operations and financial condition.

 In February 2010, the FASB issued an amendment to the accounting standards related to the accounting for, and disclosure of, subsequent events in an entity’s  financial statements. This standard amends the authoritative guidance for subsequent events that was previously issued and among other things exempts Securities and Exchange Commission registrants from the requirement to disclose the date through which it has evaluated subsequent events for either original or restated financial statements. This standard does not apply to subsequent events or transactions that are within the scope of other applicable US GAAP that provides different guidance on the accounting treatment for subsequent events or transactions. The adoption of this standard did not have a material impact on the Company’s financial statements.

GOLDEN EMPIRE, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (concluded)

In July 2010, the FASB issued ASU No. 2010-20, Receivables (Topic 310) “Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses”.  ASU 2010-20 requires additional disclosures about the credit quality of a company’s loans and the allowance for loan losses held against those loans.  Companies will need to disaggregate new and existing disclosures based on how it develops its allowance for loan losses and how it manages credit exposures.  Additional disclosure is also required about the credit quality indicators of loans by class at the end of the reporting period, the aging of past due loans, information about troubled debt restructurings, and significant purchases and sales of loans during the reporting period by class.  The new guidance is effective for interim- and annual periods beginning after December 15, 2010.  The Company anticipates that adoption of these additional disclosures will not have a material effect on its financial position or results of operations.

Other accounting standards that have been issued or proposed by the FASB that do not require adoption until a future date are not expected to have a material impact on the financial statements upon adoption.

NOTE 2 – RELATED PARTY TRANSACTIONS

Loan payable - related party

In December 2009, one of the Company’s directors loaned $30,435 to the Company. This loan is noninterest bearing and is due on demand.

Due to related party

The President of the Company, from time to time, provided advances to the Company for operating expenses. At December 31, 2009, the Company had a payable to the President of the Company amounting to $15,502. These advances are short-term in nature and noninterest bearing.

NOTE 3– MEMBER CONTRIBUTION

One of the members of the Company contributed services amounting to $22,500 during the period of inception through December 31, 2009. These services were for general corporate purposes and represented contributed capital from this member.

NOTE 4– SUBSEQUENT EVENTS

The Company transferred all assets, liabilities and assigned certain promotion rights agreements to The Empire Sports and Entertainment Co., a newly formed entity.  On February 10, 2010, the assets (including promotion agreements) were transferred at carrying value which approximated fair value. The Empire Sports and Entertainment Co. was incorporated in Nevada on February 10, 2010. The Company transferred all assets, liabilities and certain promotion rights agreements to the Empire Sports and Entertainment at carrying value of ($30,551) which approximated fair value on February 10, 2010. Golden Empire ceased operations on that date. The results of operations for the period from January 1, 2010 to February 9, 2010 of Golden Empire were not material.